UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 8, 2004
                                                    ---------------

                      GREAT AMERICAN BANCORP, INC.
                      ----------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
        --------                  ---------           ----------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------          ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (217) 356-2265
                                                   --------------

                           Not Applicable
                           --------------
     (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

(a) BKD, LLP was previously the principal accountants for Great American Bancorp, Inc. (the "Company"). On March 8, 2004, the Audit/Compliance Committee of the Company (the "Committee") determined not to engage BKD, LLP as the Company's independent accountants for the fiscal year ending December 31, 2004. In connection with the audits of the two fiscal years ended December 31, 2003 and the subsequent interim period through the date of termination, there were no disagreements with BKD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their report. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

The Committee requested that BKD, LLP furnish the Committee with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in response to Item 304(a) of Securities and Exchange Commission Regulation S-B in this Item 4, and if not, stating the respects in which they do not agree. That letter is filed as Exhibit 16.1 to this Report.

(b) On March 8, 2004, the Committee engaged McGladrey & Pullen, LLP as the Company's principal accountants for the fiscal year ending December 31, 2004, subject to completion of McGladrey & Pullen, LLP's normal due diligence procedures.

Item 7.  Financial Statements and Exhibits

  (a)  Not applicable.
  (b)  Not applicable.
  (c)  The following Exhibit is included with this Report:

       Exhibit No.      Description
       -----------      -----------
          16.1          Letter from BKD, LLP regarding its agreement with the
                        disclosure provided under Item 4.





<PAGE

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GREAT AMERICAN BANCORP, INC.



Dated:    March 15, 2004              By: /s/ Jane F. Adams
      ------------------------ 	      -----------------------------
                                          Jane F. Adams
                                          Chief Financial Officer

EXHIBIT INDEX


  Exhibit 16.1 Letter from BKD, LLP regarding its agreement with the disclosure provided under Item 4.



                                                              EXHIBIT 16.1


                     [BKD, LLP LETTERHEAD]







March 11, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 8, 2004, of Great American Bancorp, Inc. and are in agreement with the statements contained in the two paragraphs in Item 4(a) therein. We have no basis to agree or disagree with other statements of the registrant contained herein.


/s/ BKD, LLP